PROSPECTUS


TEMPLETON CAPITAL
ACCUMULATOR
FUND, INC.




INVESTMENT STRATEGY
           GROWTH





January 1, 2000


[LOGO (R)
FRANKLIN(R) TEMPLETON (R)

You may not purchase fund shares directly. You may acquire fund shares only by investing in Templeton Capital Accumulation Plans (the Plans or Plan). Depending upon your monthly investment amount, the sales charges on the first 12 investments made in the first year of a Plan can be 50% of the total amount you invest during that year. The Plans are not suitable for short-term investment. Details of the Plans, including all charges, are in the attached prospectus for the Plans. Please read the Plan prospectus before investing and keep it for future reference.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                         CONTENTS

                                          THE FUND
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[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
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                                   2      Goal and Strategies

                                   2      Main Risks

                                   5      Performance

                                   5      Fees and Expenses

                                   6      Management

                                   6      Distributions and Taxes

                                   7      Financial Highlights

                                          YOUR ACCOUNT
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[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]
                                   8      Buying Shares

                                   8      Investor Services

                                   9      Selling Shares

                                  10      Account Policies

                                  11      Questions


                                          FOR MORE INFORMATION
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[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

                                          Back Cover


          THE FUND

GOAL AND STRATEGIES
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GOAL The fund's investment goal is long-term capital growth.


PRINCIPAL INVESTMENTS Under normal market conditions, the fund normally invests in equity securities and debt obligations of companies and governments of any nation.


Equity securities generally entitle the holder to participate in a company's general operating results. Equity securities include common stock, preferred stock, convertible securities, warrants or rights. The fund's primary investments are in common stock. In selecting equity securities, the manager does a company-by-company analysis, rather than focusing on a specific industry or economic sector. The manager concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, also will be considered.

Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provides for the payment of interest. These include bonds, notes and debentures, commercial paper, time deposits, bankers' acceptances, and structured investments. The fund may buy both rated and unrated debt securities.

The fund may invest in American, European and Global Depositary Receipts. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal because it may not invest or may invest substantially less in equity securities and debt obligations of companies and governments of any nations.

MAIN RISKS
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[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN]


STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


[Begin callout]
Because the securities the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]


The Templeton investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.


FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency and other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.


The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S. While short-term volatility in these markets can be disconcerting, declines of more than 50% are not unusual. The definition of developing or emerging markets or countries as used by the fund's manager may differ from the definition of the same terms as used in managing other Franklin Templeton funds.


COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Foreign markets and their participants generally have less government supervision and regulation than in the U.S.


CURRENCY To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.


EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries.

Because this change to a single currency is new and untested, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

INCOME  Since  the  fund  can  only  distribute   what  it  earns,   the  fund's
distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.


LIQUIDITY The fund will not invest more than 10% of its net assets in illiquid securities. Illiquid securities generally are securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them. Reduced liquidity may have an adverse impact on market price and the fund's ability to sell particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the fund to obtain market quotations based on actual trades for the purpose of valuing the fund's portfolio.


MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Companies in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities also will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 5 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).


[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]


PERFORMANCE
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[INSER GRAPHIC OF A BEAR AND A BULL]

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past seven calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS/1/

[INSERT BAR GRAPH]





6.64%     39.52%     2.68%    14.80%     22.98%     11.16%     8.58%
------------------------------------------------------------------------
 92         93         94       95        96         97          98
                                      YEAR


[Begin callout]
BEST
QUARTER:
Q4 `98
17.42%

WORST
QUARTER:
Q3 `98
-17.04%
[End callout]

AVERAGE  ANNUAL TOTAL RETURNS
For the periods  ended  December 31, 1998
NO SALES CHARGES

                                                                    SINCE
                                                                  INCEPTION
                                         1 YEAR     5 YEARS        (3/1/91)
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Templeton Capital Accumulator Fund/2/     8.58%      11.84%        13.97%
MSCI All Country World Free Index/3/     21.97%      14.78%        12.51%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 30, 1999, the fund's year-to-date return was 10.04%.

2. Figures reflect NAV returns.
All fund performance assumes reinvestment of dividends and capital gains.


3. Source: Standard & Poor's(R) Micropal. The unmanaged MSCI All Country World Free Index measures the performance of securities located in 48 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

FEES AND EXPENSES
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This table  describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) as a percentage of offering price    None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

Management fees                                                  0.75%
Other expenses                                                   0.36%
                                                                 -------
Total annual fund operating expenses                             1.11%
                                                                 =======


EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;

o Your investment has a 5% return each year;

o The fund's  operating  expenses remain the same; and

o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS  5 YEARS 10 YEARS
------------------------------------------------------------------------
                                 $113     $353     $612    $1,352

The expense summary shows only the expenses of the fund. THE PLANS CHARGE YOU A SEPARATE SALES CHARGE TO COMPENSATE DISTRIBUTORS FOR CREATING THE PLANS AND TO PAY SELLING EXPENSES AND COMMISSIONS TO SECURITIES DEALERS. We deduct this charge from each monthly investment that you make. The charge will vary according to the size of your monthly investment. For example, on a $100 per month Plan, $50 is deducted from each of the first 12 monthly investments. After that, the charge drops to $6.07 on each subsequent monthly investment. For details concerning sales charges, see the accompanying prospectus for the Plans.


MANAGEMENT
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Templeton  Investment  Counsel,   Inc.  (Investment   Counsel),  is  the  fund's
investment manager. Together, Investment Counsel and its affiliates manage over $218 billion in assets.

The fund's lead portfolio manager is:

GARY P. MOTYL CFA, DIRECTOR AND EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL Mr. Motyl has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1981.

The following individuals have secondary portfolio management responsibilities:

MARK R. BEVERIDGE CFA, SENIOR VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Beveridge has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1985.


GUANG YANG CFA, VICE PRESIDENT OF INVESTMENT COUNSEL
Mr. Yang has been a manager of the fund since 1999. He joined the Franklin Templeton Group in 1995.


The fund pays Investment Counsel a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended August 31, 1999, the fund paid 0.75% of its average daily net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.


When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.


The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

DISTRIBUTIONS AND TAXES
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INCOME AND CAPITAL  GAINS  DISTRIBUTIONS  The fund  intends to pay a dividend at least annually representing substantially all of its net investment income and any net realized capital gains. The amount of this distribution will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record date for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R)

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional fund shares or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your shares generally will be subject to state and local income tax. Any foreign taxes the fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

FINANCIAL HIGHLIGHTS
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[INSERT GRAPHIC OF DOLLAR SIGN]


This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP for the fiscal year ended August 31, 1999, and by other auditors for the fiscal years before August 31, 1999.

                                                                                 YEAR ENDED AUGUST 31,
                                                            ---------------------------------------------------------------
                                                                 1999/2/     1998        1997       1996        1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)/1/
Net asset value, beginning of year                               9.69       10.97        9.08       7.97        8.10
                                                            ---------------------------------------------------------------
  Net investment income                                           .18         .18         .18        .19         .14
  Net realized and unrealized gains (losses)                     2.78       (1.00)       2.03       1.10         .12
                                                            ---------------------------------------------------------------
Total from investment operations                                 2.96        (.82)       2.21       1.29         .26
  Distributions from net investment income                       (.18)       (.18)       (.18)      (.15)       (.10)
  Distributions from net realized gains                          (.36)       (.28)       (.14)      (.03)       (.29)
                                                            ---------------------------------------------------------------
Total distributions                                              (.54)       (.46)       (.32)      (.18)       (.39)
                                                            ---------------------------------------------------------------
Net asset value, end of year                                    12.11        9.69       10.97       9.08        7.97
                                                            ===============================================================
Total return (%)                                                32.01       (7.87)      25.06      16.50        3.40

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                           291,136     191,913     172,683    108,019      65,538
Ratios to average net assets: (%)
  Expenses                                                       1.11        1.00        1.00       1.00        1.00
  Expenses excluding waiver and payments by affiliate            1.11        1.09        1.13       1.16        1.34
  Net investment income                                          1.60        1.77        2.00       2.56        2.37
Portfolio turnover rate (%)                                     13.96       11.92        7.43      11.08       12.91


1. Per share amounts for all periods prior to August 31, 1996 have been restated to reflect a 2-for-1 stock split effective March 27, 1996.

2. Based on average weighted shares outstanding.





YOUR ACCOUNT

BUYING SHARES
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You may purchase  shares of the fund only by investing in the Plans.  Details of the Plans, including the terms of the offering, are in the attached Plan prospectus. Except where Planholders have received fund shares in a Plan liquidation or partial withdrawal from a Plan we do not expect that any person, other than the Plan custodian, will directly hold any fund shares.

No securities dealer, salesman, or other person is authorized to give any information or to make any representations, other than those contained in this prospectus and in the SAI, in connection with the offer contained in this prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the fund, Investment Counsel, or Franklin Templeton Distributors, Inc.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

Except for the fact that the fund's shares are available only through the Plans, the fund does not represent an investment concept that is new or different from other investment companies for which Investment Counsel or its affiliates acts as an investment manager. The fund's investment goal of long-term capital growth is similar to the goal of certain other Franklin Templeton Funds.




INVESTOR SERVICES
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DISTRIBUTION  OPTIONS  Distributions you receive from the fund are automatically reinvested in your account. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.


EXCHANGE PRIVILEGE If you liquidate a Plan or withdraw Plan shares, you can move your investment to an existing Franklin Templeton Fund, generally without paying any additional sales charges. In the case of an exchange into a Franklin Templeton Fund that offers multiclasses of shares, you would receive Class A shares, which generally have lower Rule 12b-1 distribution fees than Class B and Class C shares of the same fund.

NO EXCHANGES INTO THE FUND FROM OTHER FRANKLIN TEMPLETON FUNDS WILL BE ACCEPTED.


Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect the fund, there are limits on the number and amount of exchanges you may make if we believe (i) the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply.


SELLING SHARES
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[INSERT GRAPHIC OF A CERTIFICATE]

If you liquidate your Plan or withdraw Plan shares, you may sell the fund shares that you receive at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account


[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public  CANNOT  provide a signature  guarantee.
[End callout]

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.


SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.


REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed Plan account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.




SELLING SHARES
------------------------------------------------------------------------------------------------------
                              TO SELL SOME OR ALL OF YOUR SHARES
------------------------------------------------------------------------------------------------------
[GRAPHIC OF HANDSHAKE]

THROUGH YOUR INVESTMENT       Contact your investment representative
REPRESENTATIVE

------------------------------------------------------------------------------------------------------
[GRAPHIC OF ENVELOPE]         Send written instructions to Templeton Funds Trust Company (TFTC).
                              Corporate, partnership or  trust accounts may need to send additional
BY MAIL                       documents.


                              Specify the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures
                              and any   additional documents, as well as signature guarantees if required.

                              A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF TELEPHONE]
BY PHONE                      As long as your transaction is for $100,000 or less and you have not changed your address by phone within the last 15 days, you can sell
1-800/881-TCAP                your shares by phone.


                              A check will be mailed to the name(s) and address on the account.
                              Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.
------------------------------------------------------------------------------------------------------

[GRAPHIC OF THREE
LIGHTNING BOLTS]
BY ELECTRONIC FUNDS           You can call or write to have redemption proceeds sent to a bank
   TRANSFER (ACH)             account. See the policies above for selling shares by mail or phone.

                              Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file.  If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the ownership of the bank and fund accounts is different.

                              If we recevie your requests received in proper form by 1:00 p.m.
                              Pacific time, porceeds sent by ACH generally will be available within two to three business days.
------------------------------------------------------------------------------------------------------
[GRAPHIC OF ARROWS]
BY EXCHANGE                   Obtain a current prospectus for the fund you are considering.


TeleFACTS(R)                  Call the TCAP Dedicated Service Group at the number below or our
1-800/247-1753                automated TeleFACTS system, or send signed written instructions.
(around-the-clock access)     See the policies above for selling shares by mail or phone.

------------------------------------------------------------------------------------------------------

              TEMPLETON FUNDS TRUST COMPANY 500 EAST BROWARD BLVD.,
                         FORT LAUDERDALE, FL 33394-3091
                         CALL TOLL-FREE: 1-800/881-TCAP
          (MONDAY THROUGH FRIDAY 6:00 A.M. TO 5:00 P.M., PACIFIC TIME)



ACCOUNT POLICIES
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF PAPER AND PEN]

CALCULATING SHARE PRICE The fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The fund's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
You may buy fund shares only by buying shares in a Plan.
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


STATEMENTS AND REPORTS You will receive quarterly account statements that show all your Plan account transactions during the quarter. You also will receive written notification after most transactions affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs which will be reported on your quarterly statement). You also will receive the fund's financial reports every six months. If you need additional copies, please call 1-800/881-TCAP.

If there is a dealer or other investment representative of record on your account, he or she also may request confirmations, account statements and other information about your account directly from the fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

QUESTIONS
-------------------------------------------------------------------------------
[INSERT GRAPHIC OF QUESTION MARK]


If you have any questions about your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You can also call us at the following number. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.



DEPARTMENT NAME                          TELEPHONE NUMBER                    HOURS (PACIFIC TIME, MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------------------------------------------------------
TCAP Dedicated Service Group       1-888/881-TCAP (1-888/881-8227)     6:00 a.m. to 5:00 p.m.


FOR MORE INFORMATION

You can learn more about the Plan and fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains  more  information  about  the Plan and  fund,  their  investments  and
policies.   It  is  incorporated  by  reference  (is  legally  a  part  of  this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R)(1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklintempleton.com

You can also obtain information about the Plan and fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.

Investment Company Act file #811-6198                            TLCAP P 01/00